Exhibit 99.1

NEWS RELEASE

NASDAQ:EU

TSXV:EU

November 10, 2025

www.encoreuranium.com

enCore Energy Reports Q3 2025 Financial Results, Highlighted by Increased Uranium Extraction Rates and Reduced Costs

November 10, 2025 – Dallas, Texas – enCore Energy Corp. (NASDAQ:EU | TSXV:EU) (the “Company” or “enCore”), America’s Clean Energy CompanyTM, announced today its financial and operational results for the nine months ended September 30, 2025.

“Our third quarter results underscore the strength of enCore’s operational performance,” said Rob Willette, Chief Executive Officer of enCore Energy. “Production from our South Texas operations continued to trend upward, with improvements in wellfield efficiency driving strong extraction results. With nearly half a million pounds delivered year-to-date, over 227,000 pounds extracted in the quarter, and a cash balance exceeding $100 million, our team continues to execute. Combined with our inclusion of the Dewey-Burdock Project in the federal FAST-41 program, we’re solidifying enCore’s position as a leading domestic producer supporting America’s clean energy future.”

Highlights for three months ended September 30, 2025 include:

•	Net loss per share $(0.03) versus $(0.09) in same period 2024;

•	Sale (delivery) into contract of 130,000 pounds of uranium (“U3O8”) at a price of $68.28 and a weighted average cost of $38.35;

•	U3O8 extraction of 227,070 pounds, an increase of 11.4% from the second quarter of 2025;

•	Closing balance of 287,089 pounds of U3O8 in inventory at a cost of $38.27 per pound;

•	Closing cash and equivalent balance of $100.3 million with working capital of $119.7 million.

Highlights for nine months ended September 30, 2025 include:

•	Weighted average cost of U3O8 sold of $53.71 per pound versus $97.91 per pound in same period 2024;

•	Delivery of 480,000 pounds of U3O8 into sales contracts at an average price of $64.13 per pound;

•	No U3O8 has been, nor is forecasted to be, purchased in 2025.

Total Costs of U3O8 Sold	Nine Months Ended September 30, 2025
	Pounds U3O8	Cost ($000s)	Cost/Pounds
Total Cost of Pounds	480,000	$25,781	$53.71
Purchased (2024) inventory (1)	225,000	$15,433	$68.59
Extracted total cost	255,000	$10,348	$40.58
Extracted:
Cash costs (2)		$6,680	$26.20
Non-Cash costs (3)		$3,668	$14.38

(1)	Lower of actual cost or market price as of end Q3-2025.
(2)	Cash costs of extracted pounds related to cost of goods sold are a metric for investors in evaluating the Company’s operations.
(3)	Non-cash costs of extracted pounds related to cost of goods sold as an insight into additional expenses that impact overall costs and include depletion and certain sales related fees.

Inventory Remaining on Hand	As of September 30, 2025
	Pounds U3O8	Cost ($000s)	Cost/Pounds
Total Cost of Inventory	287,089	$10,986	$38.27
Purchased (2024) inventory (1)	20,000	$1,188	$59.42
Extracted total cost	267,089	$9,797	$36.68
Extracted:
Cash costs (2)		$6,811	$25.50
Non-Cash costs (3)		$2,986	$11.18

(1)	Lower of actual cost or market price as of end Q3-2025.
(2)	Cash costs of extracted pounds related to cost of goods sold are a metric for investors in evaluating the Company’s operations.
(3)	Non-cash costs of extracted pounds related to cost of goods sold as an insight into additional expenses that impact overall costs and include depletion and certain sales related fees.

Operational Update:

On September 2, 2025, the Company announced that its Dewey-Burdock Project, located in South Dakota, was approved for inclusion in the Fast-41 Program by the U.S. Federal Permitting Improvement Steering Council (“Permitting Council”) for expedited permitting review. This is a component of the implementation of President Trump’s Executive Order on Immediate Measures to Increase American Mineral Production. The Company’s Dewey-Burdock Project received its Source and Byproduct Materials License in 2014, from the Nuclear Regulatory Commission (“NRC”), now under timely renewal, and will work with the NRC as the lead agency for federal permitting. The Company’s objective is to advance the Dewey Burdock Project into development and operation utilizing the ISR uranium extraction process. Under the Executive Order, the Permitting Council identifies priority infrastructure and critical mineral projects to receive accelerated permitting review. The addition of the first South Dakota ISR project to the Fast-41 Program supports the domestic uranium production focus of the United States. This focus enables the development of essential clean energy, extracted through environmentally responsible ISR technology, to provide affordable, reliable domestic energy.

Investor Information

enCore’s interim financial statements, including the accompanying Management’s Discussion and Analysis, are available in the Company’s Quarterly Report on Form 10-Q, to be filed with the SEC. The report can be accessed at www.sec.gov and on enCore’s investor relations page at www.encoreuranium.com.

The Company will file its third quarter Form 10-Q with the U.S. Securities and Exchange Commission (“SEC”) today, which includes the Company’s consolidated financial statements, for the nine months ended, September 30, 2025 and the related notes and financial results.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for nuclear energy as the only United States uranium company with multiple central processing plants in operation. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of In-Situ Recovery (“ISR”) uranium operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following upon enCore’s demonstrated success in South Texas, future projects in enCore’s planned project pipeline include the Dewey-Burdock project in South Dakota and the Gas Hills project in Wyoming. The Company holds other assets including non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate developments.

Contact:

William M. Sheriff

Executive Chairman

972-333-2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions, and beliefs. Forward-looking statements can often be identified by such words as “expects”, “plans”, “believes”, “intends”, “continue”, “potential”, “remains”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, any information relating to statements regarding future or potential extraction, and any other statements regarding future expectations, beliefs, goals or prospects, statements regarding the success of current and future ISR operations, including projects in our pipeline, our development plans, forecasts relating to uranium purchases, our future extraction plans and expectations and our commitment to working with local communities and indigenous governments to create positive impact from corporate developments should be considered forward looking statements. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risks and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward looking statement, including those described in greater detail in our filings with the SEC and on SEDAR+, particularly those described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and annual information from and MD&A. Forward-looking statements necessarily involve known and unknown risks, including, without limitation, risks associated with assumptions regarding project economics; discount rates; expenditures and the current cost environment; timing and schedule of the projects, general economic conditions; adverse industry events; future legislative and regulatory developments; the ability of enCore to implement its business strategies; and other risks. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation exploration and development risks, changes in commodity prices, access to skilled personnel, the results of exploration and development activities; extraction risks; uninsured risks; regulatory risks; defects in title; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; increased competition; assumptions regarding market trends and the expected demand and desires for the Company’s products and proposed products; reliance on industry equipment manufacturers, suppliers and others; the failure to adequately protect intellectual property; the failure to adequately manage future growth; adverse market conditions, the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the various securities commissions which are available online at www.sec.gov and www.sedarplus.ca. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this press release are total cost of extracted pounds, uranium cost per extracted pound, total cost of extracted inventory and uranium cost per extracted pound in inventory. Total cost of extracted pounds is the cost of sales less the cost of sales of purchased goods, which includes the aggregate purchase price of uranium sourced from purchased uranium. Uranium cost per extracted pound is the total cost of extracted pounds divided by the pounds of uranium extracted during the period. Total cost of extracted inventory is inventory less purchased uranium inventories. Uranium cost per pound of extracted inventory is the total cost of extracted inventory divided by pounds of extracted inventory. We consider the total cost of extracted pounds, uranium cost per extracted pound total cost of extracted inventory and uranium cost per pound of extracted inventory, including allocations of cash and non-cash costs, in evaluating the efficiency and cost-effectiveness of the Company’s extraction operations and overall cost structure. The presentation of non-GAAP financial measures should not be considered in isolation or as a substitute for reported results under U.S. GAAP, and may not be comparable to similarly titled measures used by other companies.